Sales Incentives	12 Months Ended
Mar. 31, 2016
Text Block [Abstract]
Sales Incentives

NOTE 5: — SALES INCENTIVES

When the Company recognizes and records revenue from the sale of its pharmaceutical products, it records an estimate in the same financial reporting period for product returns, chargebacks, rebates and other sales deductions, which are reflected as reductions of the related gross revenue.  The Company regularly monitors customer inventory information at its 3 largest wholesale customers to assess whether any excess product inventory levels may exist.  The Company reviews this information together with historical product and customer experience, third-party prescription data, industry and regulatory changes and other relevant information and revises its estimates as necessary.

The Company’s estimates of inventory in the distribution channel are based on inventory information reported to it by its major wholesale customers, historical shipment and return information from its accounting records, and third-party data on prescriptions filled.  The Company’s estimates are subject to inherent limitations pertaining to reliance on third-party information.

The Company considers all information available subsequent to the balance sheet date, but before the issuance of the financial statements, that provides additional evidence with respect to conditions existing at the balance sheet date and adjusts the reserves accordingly.

Product returns:

Consistent with industry practice, the Company generally offers its customers the right to return inventory within 3 to 6 months prior to product expiration and up to 12 months thereafter (the “return period”).  Product returns are identified by their manufacturing lot number.  Because the Company manufactures in bulk, lot sizes are generally large and, therefore, shipments of a particular lot may occur over a 1-to-3 month period.  As a result, although the Company cannot associate a product return with the actual shipment in which such lot was included, the Company can reasonably estimate the period (in months) over which the entire lot was shipped and sold.  The Company uses this information to estimate the average time period between lot shipment (and sale) and return for each product, which the Company refers to as the “return lag.”  The shelf life of most of the Company’s products ranges between 18-36 months.  Because returns of expired products are heavily concentrated during the return period, and given the Company’s historical data, it is able to reasonably estimate return lags for each of its products.  These return lags are periodically reviewed and updated, as necessary, to reflect the Company’s best knowledge of facts and circumstances.  Using sales and return data (including return lags), the Company determines a rolling average monthly return rate to estimate its returns reserve.  The Company supplements this calculation with additional information including customer and product specific channel inventory levels, competitive developments, external market factors, the Company’s planned introductions of similar new products and other qualitative factors in evaluating the reasonableness of the returns reserve.  The Company continuously monitors factors that could affect its estimates and revises the reserves as necessary.  The Company’s estimates of expected future returns are subject to change based on unforeseen events and uncertainties.

The Company monitors the levels of inventory in its distribution channels to assess the adequacy of the product returns reserve and to identify potential excess inventory on hand that could have an impact on its revenue recognition.  The Company does not ship products to its wholesalers when it appears they have an excess of inventory on hand, based on demand and other relevant factors, for that particular product.  Additionally, as a general practice, the Company does not ship products that have less than 12 months until expiration (i.e., “short-dated sales”).

Chargebacks:

The Company has arrangements with certain customers that allow them to buy its products directly from its wholesalers at specific prices.  Typically, these price arrangements are lower than the wholesalers’ acquisition costs or invoice prices. In exchange for servicing these third party contracts, the Company’s wholesalers can submit a “chargeback” claim to the Company for the difference between the price sold to the third party and the price at which they purchased the product from us.  The Company generally pays chargebacks on generic products, whereas branded proprietary products are typically not eligible for chargeback claims.  The Company considers many factors in establishing its chargeback reserves including inventory information from its largest wholesale customers and the completeness of their reports, estimates of Taro inventory held by smaller wholesalers and distributors, processing time lags, contract and non-contract sales trends, average historical contract pricing, actual price changes, actual chargeback claims received from the wholesalers, Taro sales to the wholesalers and other relevant factors.  The Company’s chargeback provision and related reserve varies with changes in product mix, changes in pricing, and changes in estimated wholesaler inventory.  The Company reviews the methodology utilized in estimating the reserve for chargebacks in connection with analyzing its product returns reserve each quarter and makes revisions as considered necessary to reasonably estimate its potential future obligation.

Rebates and other deductions:

The Company offers its customers various rebates and other deductions based primarily on their volume of purchases of its products.  Chain wholesaler rebates are rebates that certain chain customers claim for the difference in price between what the chain customer paid a wholesaler for a product purchase and what the chain customer would have paid if such customer had purchased the same product directly from the Company.  Cash discounts, which are offered to the Company’s customers, are generally 2% of the gross sales price, and provide the Company’s customers an incentive for paying within a specified time period after receipt of invoice.  Medicaid rebates are earned by states based on the amount of the Company’s products dispensed under the Medicaid plan.  Billbacks are special promotions or discounts provided over a specific time period to a defined customer base and for a defined product group.  Distribution allowances are a fixed percentage of gross purchases for inventory shipped to a national distribution facility that the Company pays to its top wholesalers on a monthly basis.  Administration fees are paid to certain wholesalers, buying groups, and other customers for stocking the Company’s products and managing contracts and servicing other customers.  Shelf-stock adjustments, which are customary in the generic pharmaceutical industry, are based on customers’ existing levels of inventory and the decrease in the market price of the related product.  When market prices for the Company’s products decline, the Company may, depending on its contractual arrangements, elect to provide shelf-stock adjustments and thereby allow its customers with existing inventories to compete at the lower product price.  The Company uses these shelf-stock adjustments to support its market position and to promote customer loyalty.

The Company establishes reserves for rebates and other various sales deductions based on contractual terms and customer purchasing activity, tracking and analysis of rebate programs, processing time lags, the level of inventory in the distribution channel and other relevant information.  Based on the Company’s historical experience, substantially all claims for rebates and other sales deductions are received within 24 months.

As discussed above, the Company believes it has the experience and information necessary to reasonably estimate the amounts of reserves for its sales incentives programs.  Several of the assumptions used by the Company for certain estimates are based on information received from third parties, such as wholesale customer inventory levels, market data, and other factors beyond the Company’s control.  The most critical estimates in determining these reserves, and the ones therefore that would have the largest impact if these estimates were not accurate, are related to contract sales volumes, average contract pricing, customer inventories and return volumes.  The Company regularly reviews the information related to these estimates and adjusts its reserves accordingly, if and when actual experience differs from previous estimates.

Use of estimates in reserves:

The Company believes that its reserves, allowances and accruals for items that are deducted from gross revenue are reasonable and appropriate based on current facts and circumstances.  Changes in actual experience or changes in other qualitative factors could cause the Company’s allowances and accruals to fluctuate, particularly with newly launched or acquired products.  The Company regularly reviews the rates and amounts in its reserve estimates.  If future estimated rates and amounts are significantly greater than those reflected in the Company’s recorded reserves, the resulting adjustments to those reserves would decrease the Company’s reported net revenue; conversely, if actual product returns, rebates and chargebacks are significantly less than those reflected in the Company’s recorded reserves, the resulting adjustments to those reserves would increase the Company’s reported net revenue.  If the Company were to change its assumptions and estimates, its reserves would change, impacting the net revenue that the Company reports.  The Company regularly reviews the information related to these estimates and adjusts its reserves accordingly, if and when actual experience differs from previous estimates.

The following tables summarize the activities for sales deductions and product returns for the years ended March 31, 2016, 2015, and 2014:

For the year ended March 31, 2016
	Beginning balance	Provision recorded for current period sales (1)	Credits processed/ Payments	Ending balance
Accounts Receivable Reserves
Chargebacks	$(64,119)	$(1,032,248)	$969,638	$(126,729)
Rebates and Other	(173,228)	(439,654)	448,212	(164,670)
Total	$(237,347)	$(1,471,902)	$1,417,850	$(291,399)

Current Liabilities
Returns	$(109,765)	$(25,228)	$41,073	$(93,920)
Other (2)	(55,317)	(100,570)	95,459	(60,428)
Total	$(165,082)	$(125,798)	$136,532	$(154,348)

For the year ended March 31, 2015
	Beginning balance	Provision recorded for current period sales	Credits processed/ Payments	Ending balance
Accounts Receivable Reserves
Chargebacks	$(46,919)	$(772,584)	$755,384	$(64,119)
Rebates and Other	(136,449)	(443,797)	407,018	(173,228)
Total	$(183,368)	$(1,216,381)	$1,162,402	$(237,347)

Current Liabilities
Returns	$(64,144)	$(85,990)	$40,369	$(109,765)
Other (2)	(43,186)	(73,768)	61,637	(55,317)
Total	$(107,330)	$(159,758)	$102,006	$(165,082)

For the year ended March 31, 2014
	Beginning balance	Provision recorded for current period sales	Credits processed/ Payments	Ending balance
Accounts Receivable Reserves
Chargebacks	$(22,792)	$(310,355)	$286,228	$(46,919)
Rebates and Other	(94,411)	(311,405)	269,367	(136,449)
Total	$(117,203)	$(621,760)	$555,595	$(183,368)

Current Liabilities
Returns	$(49,701)	$(47,209)	$32,766	$(64,144)
Other (2)	(27,697)	(63,780)	48,291	(43,186)
Total	$(77,398)	$(110,989)	$81,057	$(107,330)

(1)	Includes immaterial amounts of reversals of provisions recorded for prior years’ sales.
(2)	Includes indirect rebates and amounts due to customers

Chargebacks at March 31, 2016, increased by $62,610 compared to March 31, 2015.  This increase is primarily attributable to an increase in the shift to indirect sales to wholesalers from direct sales to the large retailers.